UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2014

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective September 9, 2014, Independence Realty Operating Partnership, LP, or IROP, the operating partnership of Independence Realty Trust, Inc., or IRT, entered into the first amendment, or the amendment, to its secured revolving credit agreement, or the credit agreement, dated as of October 25, 2013 with The Huntington National Bank, or the lender. The amendment increased the lender’s maximum commitment under the credit agreement from $20.0 million to $30.0 million, amended the definition of an eligible borrowing base property, reduced the applicable margin on advances bearing interest at a defined daily fluctuating LIBO rate from 2.75% to 2.5%, provided that an advance against a specific borrowing base property identified by IROP and consented to by lender as a permanent borrowing base property would not be required to be repaid within six months after the property first becomes a borrowing base property in defined circumstances, and amended certain financial covenants. IRT executed the amendment and agreed that its guaranty of the credit agreement remained in full force and effect.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment which has been filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

September 11, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment dated as of September 9, 2014 to the Senior Revolving Credit Agreement dated as of October 25, 2013 among Independence Realty Operating Partnership, LP, as borrower, The Huntington National Bank, as lender, Independence Realty Trust, Inc., as parent guarantor, and IRT Arbors Apartments Owner, LLC, as subsidiary guarantor.